                [FORM OF FACE OF SENIOR FLOATING RATE NOTE]

                       AMERICAN EXPRESS CREDIT CORPORATION
                              SENIOR FLOATING RATE
                        MEDIUM-TERM SENIOR NOTE, SERIES B
                  EXtendible Liquidity Securities'r' (EXLs'r')



        REGISTERED                                            CUSIP No.
        No. 1                                                 U.S.$ ___________


         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (55 Water Street, New York, New York) ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                       AMERICAN EXPRESS CREDIT CORPORATION
                              SENIOR FLOATING RATE
                        MEDIUM-TERM SENIOR NOTE, SERIES B
                  EXtendible Liquidity Securities'r' (EXLs'r')

==========================================================================================================
   BASE RATE:  LIBOR                   ORIGINAL ISSUE DATE:  February     INITIAL MATURITY DATE:  March 5,
                                       __, 2003                           2004, or if such day is not a
                                                                          Business Day, the immediately
                                                                          preceding Business Day.
----------------------------------------------------------------------------------------------------------

   INDEX MATURITY:  One month          INTEREST ACCRUAL DATE:  February   FINAL MATURITY DATE: March 5,
                                       __, 2003                           2008, or if such day is not a
                                                                          Business Day, the immediately
                                                                          preceding Business Day.
----------------------------------------------------------------------------------------------------------

   REPORTING SERVICE:  Telerate Page   INITIAL INTEREST RATE:  One month  EXTENDED MATURITY DATES:  As to
   3750                                LIBOR, plus ___%; to be            any given Election Date, the date
                                       determined two London Banking      that is 366 calendar days from
                                       Days prior to the Original Issue   and including the fifth day of
                                       Date.                              the month immediately succeeding
                                                                          such Election Date, or if such
                                                                          366th day is not a Business
                                                                          Day, the immediately preceding
                                                                          Business Day.
----------------------------------------------------------------------------------------------------------

   INTEREST PAYMENT PERIOD:  Monthly   INITIAL INTEREST RESET DATE:       INTEREST PAYMENT DATE(S):  The
                                       March 5, 2003                      fifth day of each month,
                                                                          commencing March 5, 2003. The
                                                                          final Interest Payment Date for
                                                                          this Security shall be the Final
                                                                          Maturity Date and interest for
                                                                          the final interest payment period
                                                                          will accrue from and including
                                                                          the Interest Payment Date in the
                                                                          month immediately preceding the
                                                                          Final Maturity Date to but
                                                                          excluding the Final Maturity
                                                                          Date.

----------------------------------------------------------------------------------------------------------

   SPREAD (PLUS OR MINUS):  Plus ___%  ELECTION DATES:  The fifth day of  INTEREST RESET PERIOD:  Monthly.
   per annum from the Original Issue   each month from March 2003 to      The first Interest Reset Period
   Date to but excluding March 5,      February 2007, inclusive, whether  will be the period from and
   2004; plus ___% per annum from and  or not such day is a Business Day. including March 5, 2003, to but
   including March 5, 2004 to but                                         excluding the immediately
   excluding March 5, 2005; plus ___%                                     succeeding Interest Reset Date.
   per annum from and including March                                     Thereafter, the Interest Reset
   5, 2005 to but excluding March 5,                                      Periods will be the periods from
   2006; plus ___% per annum from and                                     and including an Interest Reset
   including March 5, 2006 to but                                         Date to but excluding the
   excluding March 5, 2007; and plus                                      immediately succeeding Interest
   ___% per annum from and including                                      Reset Date; provided that the
   March 5, 2007 to but excluding                                         final Interest Reset Period for
   March 5, 2008.                                                         this Security will be the period
                                                                          from and including the Interest
                                                                          Reset Date in the month
                                                                          immediately preceding the Final
                                                                          Maturity Date to the Final
                                                                          Maturity Date.
==========================================================================================================



==========================================================================================================
   INTEREST DETERMINATION DATES:       MINIMUM DENOMINATIONS:  $1,000     INTEREST RESET DATE(S):  The
   Two London Banking Days prior                                          fifth day of each month
   to Interest Reset Dates.                                               commencing March 5, 2003.
---------------------------------------------------------------------------------------------------------

   SPREAD MULTIPLIER:  N/A             MINIMUM INTEREST RATE:  N/A        MAXIMUM INTEREST RATE:  N/A
----------------------------------------------------------------------------------------------------------

   INDEX CURRENCY:  U.S. Dollars       INITIAL REDEMPTION DATE:  N/A      SPECIFIED CURRENCY:  U.S. Dollars
----------------------------------------------------------------------------------------------------------

   EXCHANGE RATE AGENT:  N/A           ANNUAL REDEMPTION PERCENTAGE       IF SPECIFIED CURRENCY OTHER THAN
                                       REDUCTION:  N/A                    U.S. DOLLARS, OPTION TO ELECT
                                                                          PAYMENT IN U.S. DOLLARS:  N/A
----------------------------------------------------------------------------------------------------------

   OPTIONAL REDEMPTION:  N/A           OPTIONAL REPAYMENT DATE(S):  N/A
----------------------------------------------------------------------------------------------------------

   OPTION TO ELECT REPAYMENT:  N/A                                        DEPOSITARY:  The Depository Trust
                                                                          Company
----------------------------------------------------------------------------------------------------------

   ISSUE PRICE:  ____%                 SINKING FUND:  N/A                 CALCULATION AGENT:  Bank One
                                                                          Trust Company, N.A.
----------------------------------------------------------------------------------------------------------

   OTHER/ADDITIONAL TERMS:  See below.
----------------------------------------------------------------------------------------------------------

                                        OTHER/ADDITIONAL TERMS

   NOTICE:                              Delivery of a notice during an Election Period (as defined below)
                                        electing to extend the maturity of this Security or any portion thereof to Bank One Trust Company, N.A., as the Paying Agent, will be revocable during each day of such Election Period, until 12:00 noon, New York City time, on the last Business Day of such Election
                                        Period, at which time such notice will become irrevocable. The holder of a Short-Term Security (as defined below) received as a consequence of the failure to make such election may not elect to exchange such Short-Term Security for an interest in this Security.

   MATURITY EXTENSION:                  This Security shall mature on the Initial Maturity Date, unless the maturity of all or any portion of the principal amount hereof is extended in accordance with the procedures described herein under
                                        "Option to Extend Maturity."
==========================================================================================================


   OPTION TO EXTEND MATURITY:           During the Election  Period for any Election  Date, if the option to extend the maturity of this Security is exercised, the maturity of this Security, or of any portion of this Security having a principal amount of $1,000 or any larger multiple in excess thereof for which such option has been exercised, shall be extended to the
                                        Extended Maturity Date corresponding to such Election Date. In order to exercise the option to extend the maturity of all, or any portion, of the principal amount of this Security, the holder of this Security (the "Holder") must deliver to the Paying Agent during the relevant Election Period (i) the form entitled "Option to Extend Maturity" included below duly completed and, in the event of an election to extend the maturity of only a portion of the principal amount of this Security, this Security or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of
                                        Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of this Security, the principal amount hereof, the certificate number of this Security or a description of this Security's tenor or terms, a statement that the option to elect extension of maturity is being exercised thereby, the principal amount hereof with respect to which such option is being exercised and a guarantee that the form entitled "Option to Extend Maturity"
                                        included below duly completed and, in the event of an election to extend the maturity of only a portion of the principal amount of this Security, this Security will be received by the Paying Agent no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter; provided that such telegram, telex, facsimile transmission or letter shall not be effective unless this Security (if required to be surrendered as aforesaid) and such form duly completed are received by the Paying
                                        Agent by such fifth Business Day. Such option may be exercised by the Holder for less than the entire principal amount hereof provided that the principal amount for which such option is not exercised is at least $1,000 or any larger amount that is an integral multiple of $1,000.

                                        If the option to extend the maturity of any portion hereof is not duly exercised within the Election Period for any such Election
                                        Date, a new Security or Securities in the form attached hereto as
                                        Exhibit A (each, a "Short-Term Security") for all or that portion of the principal amount hereof as to which such option to extend has not been made and having as its or their "Stated Maturity Date"
                                        (as such term is used in each such Short-Term Security) the date that is 366 calendar days from and including such Election Date, or if such 366th calendar day is not a Business Day, the immediately preceding Business Day, shall be issued (whose issuance date shall be such Election Date) in the name of the Holder hereof, subject to delivery of this Security to the Paying Agent, and Schedule I hereto shall be annotated as of such Election Date to reflect the corresponding decrease in the principal amount hereof. The failure to elect to extend the maturity of all or any portion of this
                                        Security will be irrevocable and will be binding upon any
                                        subsequent holder of such Security.


                                        The Company and the Trustee shall deem this Security cancelled as to any portion of the principal amount hereof for which a duly completed form entitled "Option to Extend Maturity" and, if applicable, this Security are not delivered to the Paying Agent within the applicable Election Period in accordance with the terms of this Security.

                                        The maturity of this Security will not be extended beyond March 5,
                                        2008, or if such day is not a Business Day, the immediately preceding Business Day.

   ELECTION PERIOD:                     With respect to any Election Date, the period beginning on the fifth Business Day preceding such Election Date to, and including, such Election Date; provided, however, that if the
                                        Election Date is not a Business Day, the notice period will be extended to the next day that is a Business Day; provided, further, that the holder of this Security must deliver its duly completed
                                        "Option to Extend Maturity" on or prior to 5:00 p.m., New York City time, on the last Business Day in the Election Period.

   TAXATION:                            By purchasing this Security, holders are deemed to agree, for U.S.
                                        federal income tax purposes, to (i) treat this Security as a variable rate debt instrument with a final maturity date of March
                                        5, 2008 and (ii) not treat any election or series of elections to extend the maturity of this Security as resulting in an exchange of this Security.

         AMERICAN EXPRESS CREDIT CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount specified in Schedule I hereto on the Initial Maturity Date specified above or, to the extent the maturity date of any portion of the principal amount of this Security is extended in accordance with the procedures set forth above to the Extended Maturity Date, as defined above, on such Extended Maturity Date, and to pay interest, if any, on the principal amount hereof outstanding from time to time, on the Interest Payment Dates specified above, commencing with the first Interest Payment Date specified above following the Interest Accrual Date specified above at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions on the reverse hereof under the heading "Determination of CD Rate", "Determination of Commercial Paper Rate", "Determination of EURIBOR", "Determination of Federal Funds Rate", "Determination of LIBOR", "Determination of Prime Rate", "Determination of Treasury Rate" or "Determination of CMT Rate", depending upon whether the Base Rate is CD Rate, Commercial Paper Rate, EURIBOR, Federal Funds Rate, LIBOR, Prime Rate, Treasury Rate or CMT Rate, as specified above.

         Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Terms" apply to this Security as specified above, this Security shall be subject to the terms set forth in such Addendum or such "Other/Additional Terms."

         The principal (and premium, if any) and interest on this Security is payable by the Company in the Specified Currency specified above.

         Any Interest Payment Date specified above that would fall on a day that is not a Business Day, other than an Interest Payment Date that is also the date of Maturity, shall be the following day that is a Business Day, except that, if the Base Rate specified above is LIBOR or EURIBOR and such following Business Day is in the next calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day. If the date of Maturity would fall on a day that is not a Business Day, the payment of principal and any premium and interest shall be made on the immediately preceding day that is a Business Day. For purposes of this Security, "Business Day" means (a) any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York City, and (b) if the Base Rate specified above is LIBOR or EURIBOR, any day that meets the above criteria and which is also a London Banking Day. For purposes of this Security, "London Banking Day" means any day on which dealings in deposits in the Index Currency specified above are transacted in the London interbank market.

         Interest payments on this Security shall be the amount of interest accrued from and including the Original Issue Date specified above or from and including the last date to which interest has been paid, or provided for, as the case may be, to but excluding, the following Interest Payment Date or the date of Maturity. If this Security has been issued upon transfer of, in exchange for, or in replacement of, a Predecessor Security, interest on this Security shall accrue from the last Interest Payment Date to which interest was paid on such Predecessor Security or, if no interest was paid on such Predecessor Security, from the Original Issue Date specified above.

         Subject to certain exceptions provided in the Indenture referred to on the reverse hereof, the interest so payable on any Interest Payment Date shall be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date (whether or not a Business Day) next preceding such Interest Payment Date, and interest payable upon the Maturity (whether or not such date of Maturity is an Interest Payment Date) shall be paid to the Person to whom principal is payable; provided, however, that the first payment of interest on a Security originally issued and dated between a Regular Record Date specified above and an Interest Payment Date shall be due and payable on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Unless otherwise specified on the face hereof, "Regular Record Date" shall mean the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date.

         Any interest not punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Until this Security is paid in full or payment therefor in full is duly provided for, the Company shall at all times maintain a Paying Agent (which Paying Agent may be the Trustee) in New York City. The Company has initially appointed Bank One Trust Company, N.A. as the Paying Agent at its corporate trust office in New York City.

         If this Security is a Global Security: Payments of principal and any premium and interest on this Security shall be made to DTC or its nominee, as Holder of this Security, by wire transfer of immediately available funds.

         If this Security is not a Global Security: Payment of interest on this Security (other than payments of interest at Maturity) shall be made by check mailed to the Person entitled thereto at such Person's last address as it appears in the Security Register or, in the case of a Holder of $50,000,000 or more in aggregate principal amount of Securities of this series having the same Interest Payment Date, by wire transfer of immediately available funds to such account as may have been designated by such Holder. Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Paying Agent at its corporate trust office not later than 10 calendar days prior to the applicable Interest Payment Date and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date, shall remain in effect with respect to any further payments with respect to this Security payable to such Holder. Payment of principal of and interest, if any, on this Security at Maturity shall be made against presentation of this Security at the office or agency of the Company maintained for that purpose in New York City.

         The Company shall pay any administrative costs imposed by banks on payors in making payments on this Security in immediately available funds and the Holder of this Security will pay any administrative costs imposed by banks on payees in connection with such payments. Any tax, assessment or governmental charge imposed upon payments on this Security shall be borne by the Holder of this Security.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature or its duly authorized agent referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


DATED:  ____________________

                                       AMERICAN EXPRESS CREDIT CORPORATION



                                       By:
                                          --------------------------------------
                                          Its:
                                              ----------------------------------
[SEAL]
                                       Attest:
                                              ----------------------------------
                                          Its:
                                              ----------------------------------

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

BANK ONE TRUST COMPANY, N.A.,
     as Trustee


By:
   -----------------------------------------------------------
     Authorized Signature

                  OR


------------------------------,
         as Authenticating Agent for the Trustee


By:
   --------------------------------------
     Authorized Signature

                            [Form of Reverse of Note]


                       AMERICAN EXPRESS CREDIT CORPORATION

                              SENIOR FLOATING RATE
                        MEDIUM-TERM SENIOR NOTE, SERIES B

                   Due Nine Months or More From Date of Issue

General

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an indenture dated as of September 1, 1987, between the Company and Bank America National Trust Company (as successor to Security Pacific National Trust Company (New York)), as trustee, as supplemented by a First Supplemental Indenture, dated as of November 1, 1987, between the Company and Bank of Montreal Trust Company, as trustee, a Second Supplemental Indenture, dated as of January 15, 1988, between the Company and Fleet Bank N.A. (as successor to The First National Bank of Boston), as trustee, a Third Supplemental Indenture, dated as of April 1, 1988, between the Company and The Chase Manhattan Bank (as successor to Manufacturers Hanover Trust Company), as trustee, a Fourth Supplemental Indenture, dated as of May 1, 1988, between the Company and Trust Company Bank, as trustee, a Fifth Supplemental Indenture, dated as of March 28, 1989, between the Company and The Bank of New York, as trustee, a Sixth Supplemental Indenture, dated as of May 1, 1989, between the Company and Bank of Montreal Trust Company, as trustee, a Seventh Supplemental Indenture, dated as of July 28, 1995, between the Company and The Chase Manhattan Bank, as trustee, and an Eighth Supplemental Indenture, dated as of December 21, 2001, between the Company and Bank One Trust Company, N.A., as trustee (as supplemented, hereinafter called the "Indenture"), pursuant to which the Company has designated Bank One Trust Company, N.A. as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series of the Securities designated as Medium-Term Senior Notes, Series B, of the Company, which series is limited to an aggregate principal amount of U.S.$18,800,000,000 or the equivalent thereof in one or more foreign or composite currencies. The Securities of this series may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the Holder at different times or not at all, be issued at an original issue discount and be denominated in different currencies.

         The Securities are issuable only in registered form without coupons and will be either (a) book-entry securities represented by one or more global securities recorded in the book-entry system maintained by the Depository or (b) certificated securities issued to and registered in the names of, the beneficial owners or their nominees.

Interest Rate Reset

         The interest rate in effect from the Original Issue Date to the Initial Interest Reset Date specified on the face hereof shall be the Initial Interest Rate specified on the face hereof. Commencing with the Initial Interest Reset Date specified on the face hereof following the Original Issue Date specified on the face hereof, the rate at which interest on this Security is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified on the face hereof under "Interest Reset Period". Each such adjusted rate shall be applicable from and including the Interest Reset Date to which it relates to but not including the next succeeding Interest Reset Date or until Maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Security shall be the rate determined with respect to the Interest Determination Date next preceding such Interest Reset Date in accordance with the provisions of the applicable heading below and adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by the multiplication by the Spread Multiplier, if any, specified on the face hereof.

         If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the following Business Day, except that if the Base Rate specified above is LIBOR or EURIBOR and if such following Business Day is in the next calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

         Accrued interest shall be calculated by multiplying the principal amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. Unless otherwise specified on the face hereof, the interest factor for each such day will be computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360, if the Base Rate is the CD Rate, the Commercial Paper Rate, EURIBOR, the Federal Funds Rate, LIBOR or the Prime Rate or by the actual number of days in the year, if the Base Rate is the Treasury Rate or the CMT Rate.

         Unless otherwise specified on the face hereof, all percentages resulting from any calculation referred to herein shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or ..09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544)
being rounded to 9.87654% (or .0987654)), and all dollar amounts used in or resulting from any such calculation on this Security shall be rounded to the nearest cent (with one-half cent being rounded upwards).

         Notwithstanding the foregoing, the interest rate per annum hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date.

         The interest rate on this Security shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

         At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that shall become effective on the next Interest Reset Date with respect to this Security. The Calculation Agent's determination of any interest rate shall be final and binding in the absence of manifest error.

         A "Calculation Date", where applicable, for any Interest Determination Date will be the earlier of:

         o the tenth calendar day after that Interest Determination Date, or, if that day is not a Business Day, the following Business Day; or

         o the Business Day before the applicable Interest Payment Date or Maturity.

Determination of CD Rate

         If the Base Rate specified on the face hereof is CD Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "CD Interest Determination Date") shall equal the rate on that date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System, ("H.15(519)") under the heading "CDs (Secondary Market)."

         The following procedures will be followed if the CD Rate cannot be determined as described above:

         o If the above rate is not published in H.15(519) by 9:00 a.m., New York City time, on the Calculation Date, the CD Rate will be the rate on the applicable CD Interest Determination Date set forth in the daily update of H.15(519), available through the world wide website of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication (the "H.15

              Daily Update"), for the day in respect of certificates of deposit having the Index Maturity specified on the face hereof under the caption "CDs (secondary market)."

         o If that rate is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent will determine the CD Rate to be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City, which may include the agents or their affiliates, selected by the Calculation Agent, after consultation with the Company, for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in the market at that time.

         o If the dealers selected by the Calculation Agent are not quoting as described in the previous bullet point, the CD Rate in effect immediately before that CD Interest Determination Date will not change and will remain the CD Rate in effect on that CD Interest Determination Date.

Determination of Commercial Paper Rate

         If the Base Rate specified on the face hereof is Commercial Paper Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Commercial Paper Interest Determination Date") shall equal the Money Market Yield, calculated as described below, of the rate on that date for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "Commercial Paper--Nonfinancial."

         The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above:

         o If the above rate is not published by 9:00 a.m., New York City time, on the Calculation Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on the applicable Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published in the
              H.15 Daily Update under the heading "Commercial Paper--Nonfinancial."

         o If by 3:00 p.m., New York City time, on that Calculation Date that rate is not yet published in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on that Commercial Paper Interest Determination Date of three leading dealers of commercial paper in New York City, which may include the agents or their affiliates, selected by the Calculation Agent, after consultation with the Company, for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency.

         o If the dealers selected by the Calculation Agent are not quoting as described in the previous bullet point, the Commercial Paper Rate in effect immediately before the Commercial Paper Interest Determination Date will not change and will remain the Commercial Paper Rate in effect on that Commercial Paper Interest Determination Date.

         "Money Market Yield" will be a yield calculated in accordance with the following formula:


                 Money Market Yield  =                   D x 360        x 100
                                                    -----------------
                                                      360 - (D x M)

where "D" refers to the applicable annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of EURIBOR

         If the Base Rate specified on the face hereof is EURIBOR, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "EURIBOR Interest Determination Date") shall equal the rate for deposits in euros as sponsored, calculated and published jointly by the European Banking Federation and ACI - The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, for the Index Maturity specified on the face hereof as that rate appears on the display on Bridge Telerate, Inc., or any successor service, on page 248 or any other page as may replace page 248 on that service, which is commonly referred to as "Telerate Page 248," as of 11:00 a.m. (Brussels time).

         The following procedures will be followed if the EURIBOR Rate cannot be determined as described above:

         o If the above rate does not appear, the Calculation Agent will request the principal Euro-zone, as defined below, office of each of four major banks in the Euro-zone interbank market, as selected by the Calculation Agent, after consultation with the Company, to provide the Calculation Agent with its offered rate for deposits in euros, at approximately 11:00 a.m. (Brussels time) on the EURIBOR Interest Determination Date, to prime banks in the Euro-zone interbank market for the Index Maturity specified on the face hereof commencing on the applicable EURIBOR Interest Reset Date, and in a principal amount not less than the equivalent of U.S. $1 million in euro that is representative of a single transaction in euro, in that market at that time. If at least two quotations are provided, EURIBOR will be the arithmetic mean of those quotations.

         o If fewer than two quotations are provided, EURIBOR will be the arithmetic mean of the rates quoted by four major banks in the Euro-zone, as selected by the Calculation Agent, after consultation with the Company, at approximately 11:00 a.m. (Brussels time), on the applicable EURIBOR Interest Reset Date for loans in euro to leading European banks for a period of time equivalent to the Index Maturity specified on the face hereof commencing on that EURIBOR Interest Reset Date in a principal amount not less than the equivalent of U.S. $1 million in euro.

         o If the banks selected by the Calculation Agent are not quoting as described in the previous bullet point, the EURIBOR in effect immediately before such EURIBOR Interest Determination Date will not change and will remain the EURIBOR in effect on that EURIBOR Interest Determination Date.

"Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the treaty on European Union.

"EURIBOR Interest Reset Date" means an Interest Reset Date for a EURIBOR Note.

     Determination of Federal Funds Rate

         If the Base Rate specified on the face hereof is Federal Funds Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Federal Funds Interest Determination Date") shall equal the rate on that day for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as displayed on Bridge Telerate, Inc. or any successor service on page 120 or any other page as may replace the applicable page on that service ("Telerate Page 120").

         The following procedures will be followed if the Federal Funds Rate cannot be determined as described above:

         o If the above rate is not published by 9:00 a.m., New York City time, on the Calculation Date, the Federal Funds Rate will be the rate on the applicable Federal Funds Interest Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/(Effective)."

         o If that rate is not yet published in either H.15(519) or H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent will determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar Federal Funds arranged by each of three leading brokers of U.S. dollar Federal Funds transactions in New York City, which may include the agents or their affiliates, selected by the Calculation Agent, after consultation with the Company, before 9:00 a.m., New York City time, on that Federal Funds Interest Determination Date.

         o If the brokers selected by the Calculation Agent are not quoting as described in the previous bullet point, the Federal Funds Rate in effect immediately before that Federal Funds Interest Determination Date will not change and will remain the Federal Funds Rate in effect on that Federal Funds Interest Determination Date.

     Determination of LIBOR

         If the Base Rate specified on the face hereof is LIBOR, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "LIBOR Interest Determination Date") shall be determined by the Calculation Agent in accordance with the following provisions, in the order set forth below:

         o As of the LIBOR Interest Determination Date, LIBOR will be determined on the basis of the offered rates for deposits in U.S. dollars having the Index Maturity specified on the face hereof, commencing on the second London Banking Day immediately following such LIBOR Interest Determination Date, that appear on the display on Bridge Telerate, Inc. on Page 3750, or any other page as may replace that page or that service, for the purpose of displaying the London interbank rates of major banks for U.S. Dollar deposits (the "Telerate LIBOR Page") as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If at least two such offered rates are provided on the Telerate LIBOR Page, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean (rounded to the nearest one one hundred-thousandth of a percentage point) of such offered rates, as determined by the Calculation Agent. If fewer than two such offered rates are provided, LIBOR for such LIBOR Interest Determination Date will be determined as specified in the following provisions.

         o If fewer than two offered rates are provided on the Telerate LIBOR Page, then LIBOR in respect of such LIBOR Interest Determination Date will be determined on the basis of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following the LIBOR Interest Determination Date, which appear on the display on the Reuters Monitor Money Rates Service, or any successor service, for the purpose of displaying the London interbank rates of major banks for U.S. dollar deposits (the "Reuters Screen LIBOR Page") as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If at least two such offered rates are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean (rounded to the nearest one one hundred-thousandth of a percentage point) of such offered rates, as determined by the Calculation Agent.

         o If fewer than two offered rates are provided on the Reuters Screen LIBOR Page, then the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, after consultation with the Company, to provide the Calculation Agent with its offered rate for deposits in U.S. dollars for the period of the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following the LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time. If at least two such offered rates are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean (rounded to the nearest one one hundred-thousandth of a percentage point) of such offered rates.

         o If fewer than two such offered rates are provided, LIBOR in respect of such LIBOR Interest Determination Date will be the arithmetic mean (rounded to the nearest one one hundred-thousandth of a percentage point) of the rates quoted at approximately 11:00 a.m., New York City time, on such LIBOR Interest Determination Date, by three major banks in New York City selected by the Calculation Agent, after consultation with the Company, for loans in U.S. dollars to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative for a single transaction in such market at such time.

         o If the banks in New York City so selected by the Calculation Agent are not quoting as described in the previous bullet point, LIBOR in effect immediately before such LIBOR Interest Determination Date will not change and will remain the LIBOR in effect on such LIBOR Interest Determination Date.

     Determination of Prime Rate

         If the Base Rate specified on the face hereof is Prime Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Prime Interest Determination Date") shall equal the rate on such date as published in H.15(519) under the heading "Bank Prime Loan."

         The following procedures will be followed if the Prime Rate cannot be determined as described above:

         o If the rate is not published before 9:00 a.m., New York City time, on the Calculation Date, then the Prime Rate will be the rate on such Prime Interest Determination Date as published in the H.15 Daily Update, under the heading "Bank Prime Loan."

         o If the rate is not published before 3:00 p.m., New York City time, on the Calculation Date, in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME1 Page, as defined below, as that bank's prime rate or base lending rate as in effect for that Prime Interest Determination Date.

         o If fewer than four rates appear on the Reuters Screen US PRIME1 Page on that Prime Interest Determination Date, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by 360, as of the close of business on that Prime Interest Determination Date by at least three major banks in New York City, which may include affiliates of the agents, selected by the Calculation Agent.

         o If the banks selected are not quoting as described in the previous bullet point, the Prime Rate in effect immediately before such Prime Interest Determination Date will not change and will remain the Prime Rate in effect on such Prime Interest Determination Date.

"Reuters Screen US PRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service, or any successor service or any other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks.

     Determination of Treasury Rate

         If the Base Rate specified on the face hereof is Treasury Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Treasury Interest Determination Date") shall equal the rate from the auction held on that date of direct obligations of the United States, which are commonly referred to as "Treasury bills," having the Index Maturity specified on the face hereof under the caption "Investment Rate" on the display on Bridge Telerate, Inc., or any successor service on:

         o page 56, or any other page as may replace such page on such service ("Telerate Page 56"); or

         o page 57, or any other page as may replace such page on such service, ("Telerate Page 57"); or

         o if not so published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield, as defined below, of the rate for the Treasury bills as published in the H.15(519) Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading "U.S. Government Securities/Treasury Bills/Auction High."

         The following procedures will be followed if the Treasury Rate cannot be determined as described above:

         o If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, the Treasury Rate will be the Bond Equivalent Yield of the auction rate of the applicable Treasury bills on that Treasury Interest Determination Date as announced by the United States Department of the Treasury.

         o In the event that the auction rate of Treasury bills having the Index Maturity specified on the face hereof is not published or announced as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no auction is held on that Treasury Interest Determination Date, then the Calculation Agent will determine the Treasury Rate to be the Bond Equivalent Yield of the rate on that Treasury Interest Determination Date of Treasury bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market" or, if not yet published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Treasury Interest Determination Date of the applicable Treasury bills as published in the H.15 Daily Update under the caption "U.S. Government Securities/Treasury Bills/Secondary Market." If that rate is not yet published in H.15(519) or the H.15 Daily Update, then the Treasury Rate will be calculated by the Calculation Agent and will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on that Treasury Interest Determination Date, of three primary United States government securities dealers, which may include the agents or their affiliates, selected by the Calculation Agent, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof.

o If the dealers selected by the Calculation Agent are not quoting as described in the previous bullet point, the Treasury Rate in effect immediately before that Treasury Interest Determination Date will not change and will remain the Treasury Rate in effect on such Treasury Interest Determination Date.

"Bond Equivalent Yield" means a yield (expressed as a percentage) calculated as follows:


         Bond Equivalent Yield  =                  D x N
                                           ---------------------   x 100
                                                 360 - (D x M)


where "D" refers to the applicable annual rate for the Treasury notes quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

Events of Default

         If an Event of Default, as defined in the Indenture, with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Modification and Waivers; Obligation of the Company Absolute

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, acting together as a class. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of all series at the time Outstanding affected by certain provisions of the Indenture, acting together as a class, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with those provisions of the Indenture. Certain past defaults under the Indenture and their consequences may be waived under the Indenture by the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed, except that in the event the Company deposits money or Eligible Instruments as provided in Section 401 or 403 of the Indenture, such payments shall be made only from proceeds of such money or Eligible Instruments.

Defeasance and Covenant Defeasance

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants and certain Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

Redemption

         If so provided on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of U.S.$1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed multiplied by a percentage (the "Redemption Percentage"), together with accrued interest, if any, to the Redemption Date. The Redemption Percentage shall initially be equal to the Initial Redemption Percentage specified on the face hereof and shall decline at each anniversary of the Initial Redemption Date by the amount of the Annual Redemption Percentage Reduction specified on the face hereof, until the Redemption Percentage is equal to 100%. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 days prior to the applicable Redemption Date to each Holder of the Securities of this series to be redeemed. In the event of redemption of this Security in part only, the Company shall issue a new Security or Securities for the unredeemed portion hereof in the name of the Holder hereof upon the cancellation hereof. If less than all of the Securities of this series with like tenor and terms are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

Sinking Fund

         Unless otherwise specified on the face hereof, this Security shall not be entitled to any sinking fund.

Repayment

         If so provided on the face hereof, this Security will be repayable prior to the Stated Maturity Date at the option of the Holder, in whole or in part and in increments of U.S.$1,000 (provided that any remaining principal amount of this Security surrendered for partial repayment shall not be less than the minimum authorized denomination hereof), on or after the date designated as an Optional Repayment Date on the face hereof at 100% of the principal amount to be repaid, plus accrued interest, if any, to the Repayment Date. In order for this Security to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, at least 30 but not more than 45 days prior to an Optional Repayment Date, either (i) this Security, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of this Security, (b) the principal amount of this Security and the amount of this Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Security, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Security and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries to are to be made is Bank One Trust Company, N.A., 153 West 51st Street, Fifth Floor, New York, New York 10019, Attention: Michael Pinzon (or, at such other place as the Company shall notify the Holders of the Securities of this series). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Company, whose determination will be final and binding. Upon any partial repayment, this Security shall be cancelled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Authorized Denominations

         Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000.

Registration of Transfer

         Upon due presentment for registration of transfer of this Security at the corporate trust office of the Trustee in the City of New York or at the corporate trust office of the Paying Agent in the City of New York a new Security or

Securities of this series in authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, as provided in the Indenture and subject to the limitations provided therein and to the limitations described below, without charge except for any tax or other governmental charge imposed in connection therewith.

         If this Security is a Global Security (as specified above), this Security is exchangeable for definitive Securities in registered form only if
(x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company does not appoint a successor Depositary within 90 days after receiving such notice or after becoming aware that the Depositary has ceased to be so registered as a clearing agency, (y) the Company in its sole discretion determines that this Security shall be exchangeable for definitive Securities in registered form and notifies the Trustee thereof or (z) an Event of Default with respect to the Securities represented hereby has occurred and is continuing. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Securities in registered form, bearing interest at the same rate, having the same date of issuance, redemption provisions, date of Maturity and other terms and of authorized denominations aggregating a like amount.

         If this Security is a Global Security (as specified above), this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners of beneficial interests in this Global Security will not be entitled to receive physical delivery of Securities in definitive form and will not be considered the Holders hereof for any purpose under the Indenture.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No Personal Recourse

         No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

Defined Terms

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Governing Law

         This Security shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of laws.

                              --------------------


                            OPTION TO ELECT REPAYMENT

               TO BE COMPLETED ONLY IF THIS SECURITY IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                          ELECTS TO EXERCISE SUCH RIGHT

                              --------------------


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or the portion thereof specified below), pursuant to its terms, on the Optional Repayment Date first occurring after the date of receipt by the Company of the within Security as specified below (the "Repayment Date"), at a Repayment Price equal to 100% of the principal amount thereof, together with interest to the Repayment Date, to the undersigned, _____________________________, at ______________________________________ (please print or typewrite name and address of the undersigned).

         For this option to elect repayment to be effective, the Company must receive, at the applicable address of the Paying Agent set forth in the within Security or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, at least 30 but not more than 45 days prior to an Optional Repayment Date, either (i) this Security, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of the Security, (b) the principal amount of the Security and the amount of the Security to be repaid,
(c) a statement that the option to elect repayment is being irrevocably exercised thereby, and (d) a guarantee stating that the Security to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Security duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Security and form duly completed are received by the Company by such fifth Business Day).

         If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be an integral multiple of U.S.$1,000) which the Holder elects to have repaid: U.S.$__________.

         If less than the entire principal amount of the within Security is to be repaid, specify the denomination or denominations (which shall be U.S.$1,000 or an integral multiple thereof) of the Security or Securities to be issued to the Holder for the portion of the within Securities not being repaid (in the absence of any specification, one such Security will be issued for the portion not being repaid): U.S.$______________.



Date:  _________________              __________________________________________
                                      Notice: The signature to this Option to
                                      Elect Repayment must correspond with the name as written upon page 2 of the within Security in every particular without alteration or enlargement or any change whatsoever.

                          ----------------------------

                            OPTION TO EXTEND MATURITY

                          -----------------------------

         The undersigned hereby elects to extend the maturity of the American Express Credit Corporation Medium-Term Senior Note, Series B, Senior Floating Rate Note, EXtendible Liquidity Securities, No. 1 (CUSIP __________) (or the portion thereof specified below) with the effect provided in said Security by surrendering said Security to the Paying Agent at Bank One Trust Company, N.A., at 153 West 51st Street, Fifth Floor, New York, New York 10019, Attention:
Michael Pinzon, or such other address of which the Company shall from time to time notify the Holders of the Securities, in the event of an election to extend the maturity of only a portion of the principal amount of said Security, together with this form of "Option to Extend Maturity" duly completed by the Holder of said Security.

         If the option to extend the maturity of less than the entire principal amount of said Security is elected, specify the portion of said Security (which shall be U.S.$1,000 or an integral multiple of U.S.$1,000 in excess thereof) as to which the Holder elects to extend the maturity: $__________________; and specify the denomination or denominations (which shall be U.S.$1,000 or an integral multiple of U.S.$1,000 in excess thereof) of the Securities in the form attached to said Security as Exhibit A to be issued to the holder for the portion of said Security as to which the option to extend the maturity is not being elected (in the absence of any such specification one such Security in the form of said Exhibit A will be issued for the portion as to which the option to extend maturity is not being made): $_____________.


Dated: ___________________________    __________________________________________
                                      Notice: The signature on this Option to
                                      Extend Maturity must correspond with the name as written upon the face of the Security in every particular, without alteration or enlargement or any change whatever.

                                                                      SCHEDULE I

                              SCHEDULE OF EXCHANGES

         The initial principal amount of this Security is U.S.$______________. The following exchanges of a portion of this Security for an interest in a Short-Term Security have been made:


                                            Reduced Principal
                      Principal Amount            Amount
                        Exchanged for          Outstanding     Notation Made by
                          Short-Term         Following Such    or on Behalf of
  Date of Exchange        Security              Exchange          Trustee
  ----------------       ---------              --------          -------
 -------------------     ---------            ------------      ---------------

 -------------------     ---------            ------------      ---------------

 -------------------     ---------            ------------      ---------------

 -------------------     ---------            ------------      ---------------

 -------------------     ---------            ------------      ---------------

 -------------------     ---------            ------------      ---------------

 -------------------     ---------            ------------      ---------------

 -------------------     ---------            ------------      ---------------

 -------------------     ---------            ------------      ---------------

 -------------------     ---------            ------------      ---------------

 -------------------     ---------            ------------      ---------------


                                  ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        --  as tenants in common

TEN ENT        --  as tenants by the entireties

JT TEN         --  as joint tenants with right
                   of survivorship and not
                   as tenants in common

UNIF GIFT MIN ACT  --  _____________________ Custodian ________________________
                                      (Cust)                             (Minor)

Under Uniform Gifts to Minors Act

-----------------------------
              (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Other Identifying Number of Assignee

-----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) the within Security of AMERICAN EXPRESS CREDIT CORPORATION and all rights thereunder and does hereby irrevocably constitute and appoint __________________ attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated:  _________________________


                                       -----------------------------------------

                  Signature Guaranteed:
                                       -----------------------------------------



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

                     EXHIBIT A TO SENIOR FLOATING RATE NOTE

                      [FORM OF FACE OF SHORT-TERM SECURITY]





    REGISTERED                                             CUSIP No. ___________
    No. _____                                              U.S. $ ______________


         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (55 Water Street, New York, New York) ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                       AMERICAN EXPRESS CREDIT CORPORATION
                              SENIOR FLOATING RATE
                        MEDIUM-TERM SENIOR NOTE, SERIES B

=============================================================================================================
BASE RATE:  LIBOR                     ORIGINAL ISSUE DATE:  ____________ STATED MATURITY DATE:
                                                                         ___________________, or if such
                                                                         day is not a Business Day, the
                                                                         immediately preceding Business Day.
-------------------------------------------------------------------------------------------------------------

REPORTING SERVICE:  Telerate page     INTEREST ACCRUAL DATE:  [Insert    INTEREST PAYMENT DATES:  The fifth
3750                                  date of issuance of Short-term     day of each month, commencing on
                                      Security.]                         ___________________.  The final
                                                                         Interest Payment Date for this
                                                                         Security shall be the Stated
                                                                         Maturity Date and interest for the
                                                                         final interest payment period will
                                                                         accrue from and including the
                                                                         Interest Payment Date in the month
                                                                         immediately preceding the Stated
                                                                         Maturity Date to but excluding the
                                                                         Stated Maturity Date.
-------------------------------------------------------------------------------------------------------------

INDEX MATURITY:  One month            INITIAL INTEREST RESET DATE:       INTEREST RESET PERIOD:  Monthly.
                                      [Insert the fifth day of the       The first Interest Reset Period
                                      month immediately following the    will be the period from and
                                      date of issuance of Short-term     including __________, to but
                                      Security]                          excluding the immediately
                                                                         succeeding Interest Reset Date.
                                                                         Thereafter, the Interest Reset
                                                                         Periods will be the periods from
                                                                         and including an Interest Reset
                                                                         Date to but excluding the
                                                                         immediately succeeding Interest
                                                                         Reset Date; provided that the
                                                                         final Interest Reset Period for
                                                                         this Security will be the period
                                                                         from and including the Interest
                                                                         Reset Date in the month
                                                                         immediately preceding the Stated
                                                                         Maturity Date to the Stated
                                                                         Maturity Date.

=============================================================================================================


=============================================================================================================
INITIAL INTEREST RATE:                SPECIFIED CURRENCY:  U.S. Dollars  SPREAD (PLUS OR MINUS):  Plus ___%
                                                                         per annum from the Original Issue
                                                                         Date to but excluding March 5,
                                                                         2004; plus ___% per annum from and
                                                                         including March 5, 2004 to but
                                                                         excluding March 5, 2005; plus ___%
                                                                         per annum from and including March
                                                                         5, 2005 to but excluding March 5,
                                                                         2006; plus ___% per annum from and
                                                                         including March 5, 2006 to but
                                                                         excluding March 5, 2007; and plus
                                                                         ___% per annum from and including
                                                                         March 5, 2007 to but excluding
                                                                         March 5, 2008
=============================================================================================================

=============================================================================================================
SPREAD MULTIPLIER:  N/A               INTEREST PAYMENT PERIOD: Monthly   INTEREST RESET DATE(S):  The fifth
                                                                         day of each month, commencing on

                                                                         ----------------.



















-------------------------------------------------------------------------------------------------------------

SINKING FUND:  N/A                    MAXIMUM INTEREST RATE:  N/A        CALCULATION AGENT:  Bank One Trust
                                                                         Company, N.A.
-------------------------------------------------------------------------------------------------------------

                                      MINIMUM INTEREST RATE:  N/A
DEPOSITARY:  The Depository Trust                                        IF SPECIFIED CURRENCY OTHER THAN
Company                                                                  U.S. DOLLARS, OPTION TO ELECT
                                                                         PAYMENT IN U.S. DOLLARS:  N/A
-------------------------------------------------------------------------------------------------------------

                                      EXCHANGE RATE AGENT:  N/A
OPTIONAL REDEMPTION: N/A
-------------------------------------------------------------------------------------------------------------

OTHER/ADDITIONAL TERMS PROVISIONS:    INITIAL REDEMPTION DATE:  N/A
No exchange for extendible note.
-------------------------------------------------------------------------------------------------------------
                                      OPTION TO ELECT REPAYMENT:  N/A    OPTIONAL REPAYMENT DATES:  N/A
-------------------------------------------------------------------------------------------------------------
                                      ANNUAL REDEMPTION PERCENTAGE       INDEX CURRENCY:  U.S. Dollars
                                      REDUCTION:  N/A
-------------------------------------------------------------------------------------------------------------




=============================================================================================================

                  AMERICAN EXPRESS CREDIT CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________________________________Dollars (U.S.$_____________) on the Stated
Maturity Date shown above and to pay interest, if any, on the principal amount hereof on the Interest Payment Dates specified above, commencing with the first Interest Payment Date specified above following the Interest Accrual Date specified above at a rate per annum equal to the Initial Interest Rate (as defined below) until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions on the reverse hereof under the heading "Determination of CD Rate", "Determination of Commercial Paper Rate", "Determination of EURIBOR", "Determination of Federal Funds Rate", "Determination of LIBOR", "Determination of Prime Rate", "Determination of Treasury Rate" or "Determination of CMT Rate", depending upon whether the Base Rate is CD Rate, Commercial Paper Rate, EURIBOR, Federal Funds Rate, LIBOR, Prime Rate, Treasury Rate or CMT Rate, as specified above. "Initial Interest Rate" means the rate of interest determined in accordance with the provisions of the Predecessor Security (i) on the Interest Reset Date with respect to the Predecessor Security occurring on the Interest Accrual Date specified above or (ii) if no such Interest Reset Date occurred on the Interest Accrual Date, on the Interest Reset Date with respect to the Predecessor Security occurring immediately preceding the Interest Accrual Date.

         Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Terms" apply to this Security as specified above, this Security shall be subject to the terms set forth in such Addendum or such "Other/Additional Terms."

         The principal (and premium, if any) and interest on this Security is payable by the Company in the Specified Currency specified above.

         Any Interest Payment Date specified above that would fall on a day that is not a Business Day, other than an Interest Payment Date that is also the date of Maturity, shall be the following day that is a Business Day, except that, if the Base Rate specified above is LIBOR or EURIBOR and such following Business Day is in the next calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day. If the date of Maturity would fall on a day that is not a Business Day, the payment of principal and any premium and interest shall be made on the immediately preceding day that is a Business Day. For purposes of this Security, "Business Day" means (a) any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York City, and (b) if the Base Rate specified above is LIBOR or EURIBOR, any day that meets the above criteria and which is also a London Banking Day. For purposes of this Security, "London Banking Day" means any day on which dealings in deposits in the Index Currency specified above are transacted in the London interbank market.

         Interest payments on this Security shall be the amount of interest accrued from and including the Interest Accrual Date specified above or from and including the last date to which interest has been paid, or provided for, as the case may be, to but excluding, the following Interest Payment Date or the date of Maturity. If this Security has been issued upon transfer of, in exchange for, or in replacement of, a Predecessor Security, interest on this Security shall accrue from the last Interest Payment Date to which interest was paid on such Predecessor Security or, if no interest was paid on such Predecessor Security, from the Original Issue Date specified above.

         Subject to certain exceptions provided in the Indenture referred to on the reverse hereof, the interest so payable on any Interest Payment Date shall be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date (whether or not a Business Day) next preceding such Interest Payment Date, and interest payable upon the Maturity (whether or not such date of Maturity is an Interest Payment Date) shall be paid to the Person to whom principal is payable; provided, however, that the first payment of interest on a Security originally issued and dated between a Regular Record Date specified above and an Interest Payment Date shall be due and payable on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Unless otherwise specified on the face hereof,

"Regular Record Date" shall mean the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date.

         Any interest not punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Until this Security is paid in full or payment therefor in full is duly provided for, the Company shall at all times maintain a Paying Agent (which Paying Agent may be the Trustee) in New York City. The Company has initially appointed Bank One Trust Company, N.A. as the Paying Agent at its corporate trust office at New York City.

         If this Security is a Global Security: Payments of principal and any premium and interest on this Security shall be made to DTC or its nominee, as Holder of this Security, by wire transfer of immediately available funds.

         If this Security is not a Global Security: Payment of interest on this Security (other than payments of interest at Maturity) shall be made by check mailed to the Person entitled thereto at such Person's last address as it appears in the Security Register or, in the case of a Holder of U.S.$50,000,000 or more in aggregate principal amount of Securities of this series having the same Interest Payment Date, by wire transfer of immediately available funds to such account as may have been designated by such Holder. Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Paying Agent at its corporate trust office not later than 10 calendar days prior to the applicable Interest Payment Date and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date, shall remain in effect with respect to any further payments with respect to this Security payable to such Holder. Payment of principal of and interest, if any, on this Security at Maturity shall be made against presentation of this Security at the office or agency of the Company maintained for that purpose in New York City.

         The Company shall pay any administrative costs imposed by banks on payors in making payments on this Security in immediately available funds and the Holder of this Security will pay any administrative costs imposed by banks on payees in connection with such payments. Any tax, assessment or governmental charge imposed upon payments on this Security shall be borne by the Holder of this Security.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature or its duly authorized agent referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


DATED:  ____________________

                                      AMERICAN EXPRESS CREDIT CORPORATION



                                      By:
                                         ---------------------------------------
                                         Its:
                                             -----------------------------------
[SEAL]
                                      Attest:
                                             -----------------------------------
                                         Its:
                                             -----------------------------------

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

BANK ONE TRUST COMPANY, N.A.,
     as Trustee


By:
   -----------------------------------------------------------
     Authorized Signature

                  OR


------------------------------,
         as Authenticating Agent for the Trustee


By:______________________________________
     Authorized Signature

                            [Form of Reverse of Note]


                       AMERICAN EXPRESS CREDIT CORPORATION

                               SENIOR FLOTING RATE
                        MEDIUM-TERM SENIOR NOTE, SERIES B

                   Due Nine Months or More From Date of Issue

General

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an indenture dated as of September 1, 1987, between the Company and Bank America National Trust Company (as successor to Security Pacific National Trust Company (New York)), as trustee, as supplemented by a First Supplemental Indenture, dated as of November 1, 1987, between the Company and Bank of Montreal Trust Company, as trustee, a Second Supplemental Indenture, dated as of January 15, 1988, between the Company and Fleet Bank N.A. (as successor to The First National Bank of Boston), as trustee, a Third Supplemental Indenture, dated as of April 1, 1988, between the Company and The Chase Manhattan Bank (as successor to Manufacturers Hanover Trust Company), as trustee, a Fourth Supplemental Indenture, dated as of May 1, 1988, between the Company and Trust Company Bank, as trustee, a Fifth Supplemental Indenture, dated as of March 28, 1989, between the Company and The Bank of New York, as trustee, a Sixth Supplemental Indenture, dated as of May 1, 1989, between the Company and Bank of Montreal Trust Company, as trustee, a Seventh Supplemental Indenture, dated as of July 28, 1995, between the Company and The Chase Manhattan Bank, as trustee, and an Eighth Supplemental Indenture, dated as of December 21, 2001, between the Company and Bank One Trust Company, N.A., as trustee (as supplemented, hereinafter called the "Indenture"), pursuant to which the Company has designated Bank One Trust Company, N.A. as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series of the Securities designated as Medium-Term Senior Notes, Series B, of the Company, which series is limited to an aggregate principal amount of $18,800,000,000 or the equivalent thereof in one or more foreign or composite currencies. The Securities of this series may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the Holder at different times or not at all, be issued at an original issue discount and be denominated in different currencies.

         The Securities are issuable only in registered form without coupons and will be either (a) book-entry securities represented by one or more global securities recorded in the book-entry system maintained by the Depository or (b) certificated securities issued to and registered in the names of, the beneficial owners or their nominees.

Interest Rate Reset

         The interest rate in effect from the Interest Accrual Date to the Initial Interest Reset Date specified on the face hereof shall be the Initial Interest Rate specified on the face hereof. Commencing with the Initial Interest Reset Date specified on the face hereof following the Interest Accrual Date specified on the face hereof, the rate at which interest on this Security is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified on the face hereof under "Interest Reset Period". Each such adjusted rate shall be applicable from and including the Interest Reset Date to which it relates to but not including the next succeeding Interest Reset Date or until Maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Security shall be the rate determined with respect to the Interest Determination Date next preceding such Interest Reset Date in accordance with the provisions of the applicable heading below and adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by the multiplication by the Spread Multiplier, if any, specified on the face hereof.

         If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the following Business Day, except that if the Base Rate specified above is LIBOR or EURIBOR and if such following Business Day is in the next calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

         Accrued interest shall be calculated by multiplying the principal amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. Unless otherwise specified on the face hereof, the interest factor for each such day will be computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360, if the Base Rate is the CD Rate, the Commercial Paper Rate, EURIBOR, the Federal Funds Rate, LIBOR or the Prime Rate or by the actual number of days in the year, if the Base Rate is the Treasury Rate or the CMT Rate.

         Unless otherwise specified on the face hereof, all percentages resulting from any calculation referred to herein shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or ..09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544)
being rounded to 9.87654% (or .0987654)), and all dollar amounts used in or resulting from any such calculation on this Security shall be rounded to the nearest cent (with one-half cent being rounded upwards).

         Notwithstanding the foregoing, the interest rate per annum hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date.

         The interest rate on this Security shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

         At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that shall become effective on the next Interest Reset Date with respect to this Security. The Calculation Agent's determination of any interest rate shall be final and binding in the absence of manifest error.

         A "Calculation Date", where applicable, for any Interest Determination Date will be the earlier of:

o the tenth calendar day after that Interest Determination Date, or, if that day is not a Business Day, the following Business Day; or

o the Business Day before the applicable Interest Payment Date or Maturity.

Determination of CD Rate

         If the Base Rate specified on the face hereof is CD Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "CD Interest Determination Date") shall equal the rate on that date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System, ("H.15(519)") under the heading "CDs (Secondary Market)."

         The following procedures will be followed if the CD Rate cannot be determined as described above:

         o If the above rate is not published in H.15(519) by 9:00 a.m., New York City time, on the Calculation Date, the CD Rate will be the rate on the applicable CD Interest Determination Date set forth in the daily update of H.15(519), available through the world wide website of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication (the "H.15 Daily Update"), for the day in respect of certificates of deposit having the Index Maturity specified on the face hereof under the caption "CDs (secondary market)."

         o If that rate is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent will determine the CD Rate to be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City, which may include the agents or their affiliates, selected by the Calculation Agent, after consultation with the Company, for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in the market at that time.

         o If the dealers selected by the Calculation Agent are not quoting as described in the previous bullet point, the CD Rate in effect immediately before that CD Interest Determination Date will not change and will remain the CD Rate in effect on that CD Interest Determination Date.

Determination of Commercial Paper Rate

         If the Base Rate specified on the face hereof is Commercial Paper Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Commercial Paper Interest Determination Date") shall equal the Money Market Yield, calculated as described below, of the rate on that date for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "Commercial Paper--Nonfinancial."

         The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above:

         o If the above rate is not published by 9:00 a.m., New York City time, on the Calculation Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on the applicable Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published in the H.15 Daily Update under the heading "Commercial Paper--Nonfinancial."

         o If by 3:00 p.m., New York City time, on that Calculation Date that rate is not yet published in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on that Commercial Paper Interest Determination Date of three leading dealers of commercial paper in New York City, which may include the agents or their affiliates, selected by the Calculation Agent, after consultation with the Company, for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency.

         o If the dealers selected by the Calculation Agent are not quoting as described in the previous bullet point, the Commercial Paper Rate in effect immediately before the Commercial Paper Interest

               Determination Date will not change and will remain the Commercial Paper Rate in effect on that Commercial Paper Interest Determination Date.

         "Money Market Yield" will be a yield calculated in accordance with the following formula:


                  Money Market Yield  =           D x 360
                                             ----------------  x 100
                                              360 - (D x M)

where "D" refers to the applicable annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of EURIBOR

         If the Base Rate specified on the face hereof is EURIBOR, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "EURIBOR Interest Determination Date") shall equal the rate for deposits in euros as sponsored, calculated and published jointly by the European Banking Federation and ACI - The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, for the Index Maturity specified on the face hereof as that rate appears on the display on Bridge Telerate, Inc., or any successor service, on page 248 or any other page as may replace page 248 on that service, which is commonly referred to as "Telerate Page 248," as of 11:00 a.m. (Brussels time).

         The following procedures will be followed if the EURIBOR Rate cannot be determined as described above:

         o If the above rate does not appear, the Calculation Agent will request the principal Euro-zone, as defined below, office of each of four major banks in the Euro-zone interbank market, as selected by the Calculation Agent, after consultation with the Company, to provide the Calculation Agent with its offered rate for deposits in euros, at approximately 11:00 a.m. (Brussels time) on the EURIBOR Interest Determination Date, to prime banks in the Euro-zone interbank market for the Index Maturity specified on the face hereof commencing on the applicable EURIBOR Interest Reset Date, and in a principal amount not less than the equivalent of U.S. $1 million in euro that is representative of a single transaction in euro, in that market at that time. If at least two quotations are provided, EURIBOR will be the arithmetic mean of those quotations.

         o If fewer than two quotations are provided, EURIBOR will be the arithmetic mean of the rates quoted by four major banks in the Euro-zone, as selected by the Calculation Agent, after consultation with the Company, at approximately 11:00 a.m. (Brussels time), on the applicable EURIBOR Interest Reset Date for loans in euro to leading European banks for a period of time equivalent to the Index Maturity specified on the face hereof commencing on that EURIBOR Interest Reset Date in a principal amount not less than the equivalent of U.S. $1 million in euro.

         o If the banks selected by the Calculation Agent are not quoting as described in the previous bullet point, the EURIBOR in effect immediately before such EURIBOR Interest Determination Date will not change and will remain the EURIBOR in effect on that EURIBOR Interest Determination Date.

"Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the treaty on European Union.

"EURIBOR Interest Reset Date" means an Interest Reset Date for a EURIBOR Note.

     Determination of Federal Funds Rate

         If the Base Rate specified on the face hereof is Federal Funds Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Federal Funds Interest Determination Date") shall equal the rate on that day for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as displayed on Bridge Telerate, Inc. or any successor service on page 120 or any other page as may replace the applicable page on that service ("Telerate Page 120").

         The following procedures will be followed if the Federal Funds Rate cannot be determined as described above:

         o If the above rate is not published by 9:00 a.m., New York City time, on the Calculation Date, the Federal Funds Rate will be the rate on the applicable Federal Funds Interest Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/(Effective)."

         o If that rate is not yet published in either H.15(519) or H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent will determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar Federal Funds arranged by each of three leading brokers of U.S. dollar Federal Funds transactions in New York City, which may include the agents or their affiliates, selected by the Calculation Agent, after consultation with the Company, before 9:00 a.m., New York City time, on that Federal Funds Interest Determination Date.

         o If the brokers selected by the Calculation Agent are not quoting as described in the previous bullet point, the Federal Funds Rate in effect immediately before that Federal Funds Interest Determination Date will not change and will remain the Federal Funds Rate in effect on that Federal Funds Interest Determination Date.

Determination of LIBOR

        If the Base Rate specified on the face hereof is LIBOR, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "LIBOR Interest Determination Date") shall be determined by the Calculation Agent in accordance with the following provisions, in the order set forth below:

     o As of the LIBOR Interest Determination Date, LIBOR will be determined on the basis of the offered rates for deposits in U.S. dollars having the Index Maturity specified on the face hereof, commencing on the second London Banking Day immediately following such LIBOR Interest Determination Date, that appear on the display on Bridge Telerate, Inc. on Page 3750, or any other page as may replace that page or that service, for the purpose of displaying the London interbank rates of major banks for U.S. Dollar deposits (the "Telerate LIBOR Page") as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If at least two such offered rates are provided on the Telerate LIBOR Page, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean (rounded to the nearest one one hundred-thousandth of a percentage point) of such offered rates, as determined by the Calculation Agent. If fewer than two such offered rates are provided, LIBOR for such LIBOR Interest Determination Date will be determined as specified in the following provisions.

     o If fewer than two offered rates are provided on the Telerate LIBOR Page, then LIBOR in respect of such LIBOR Interest Determination Date will be determined on the basis of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following the LIBOR Interest Determination Date, which appear on the display on the Reuters Monitor Money Rates Service, or any successor service, for the purpose of displaying the London interbank rates of major banks for U.S. dollar deposits (the "Reuters Screen LIBOR Page") as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If at least two such offered rates are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean (rounded to the nearest one one hundred-thousandth of a percentage point) of such offered rates, as determined by the Calculation Agent.

     o If fewer than two offered rates are provided on the Reuters Screen LIBOR Page, then the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, after consultation with the Company, to provide the Calculation Agent with its offered rate for deposits in U.S. dollars for the period of the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following the LIBOR. Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time. If at least two such offered rates are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean (rounded to the nearest one one hundred-thousandth of a percentage point) of such offered rates.

     o If fewer than two such offered rates are provided, LIBOR in respect of such LIBOR Interest Determination Date will be the arithmetic mean (rounded to the nearest one one hundred-thousandth of a percentage point) of the rates quoted at approximately 11:00 a.m., New York City time, on such LIBOR Interest Determination Date, by three major banks in New York City selected by the Calculation Agent, after consultation with the Company, for loans in U.S. dollars to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount equal to an amount of not less than. U.S.$1,000,000 that is representative for a single transaction in such market at such time.

     o If the banks in New York City so selected by the Calculation Agent are not quoting as described in the previous bullet point, LIBOR in effect immediately before such LIBOR Interest Determination Date will not change and will remain the LIBOR in effect on such LIBOR Interest Determination Date.

     Determination of Prime Rate

         If the Base Rate specified on the face hereof is Prime Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Prime Interest Determination Date") shall equal the rate on such date as published in H.15(519) under the heading "Bank Prime Loan."

         The following procedures will be followed if the Prime Rate cannot be determined as described above:

         o If the rate is not published before 9:00 a.m., New York City time, on the Calculation Date, then the Prime Rate will be the rate on such Prime Interest Determination Date as published in the H.15 Daily Update, under the heading "Bank Prime Loan."

         o If the rate is not published before 3:00 p.m., New York City time, on the Calculation Date, in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME1 Page, as defined below, as that bank's prime rate or base lending rate as in effect for that Prime Interest Determination Date.

         o If fewer than four rates appear on the Reuters Screen US PRIME1 Page on that Prime Interest Determination Date, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by 360, as of the close of business on that Prime Interest Determination Date by at least three major banks in New York City, which may include affiliates of the agents, selected by the Calculation Agent.

o If the banks selected are not quoting as described in the previous bullet point, the Prime Rate in effect immediately before such Prime Interest Determination Date will not change and will remain the Prime Rate in effect on such Prime Interest Determination Date.

"Reuters Screen US PRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service, or any successor service or any other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks.

     Determination of Treasury Rate

         If the Base Rate specified on the face hereof is Treasury Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof (each, a "Treasury Interest Determination Date") shall equal the rate from the auction held on that date of direct obligations of the United States, which are commonly referred to as "Treasury bills," having the Index Maturity specified on the face hereof under the caption "Investment Rate" on the display on Bridge Telerate, Inc., or any successor service on:

         o page 56, or any other page as may replace such page on such service ("Telerate Page 56"); or

         o page 57, or any other page as may replace such page on such service, ("Telerate Page 57"); or

         o if not so published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield, as defined below, of the rate for the Treasury bills as published in the H.15(519) Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading "U.S. Government Securities/Treasury Bills/Auction High."

         The following procedures will be followed if the Treasury Rate cannot be determined as described above:

         o If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, the Treasury Rate will be the Bond Equivalent Yield of the auction rate of the applicable Treasury bills on that Treasury Interest Determination Date as announced by the United States Department of the Treasury.

         o In the event that the auction rate of Treasury bills having the Index Maturity specified on the face hereof is not published or announced as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no auction is held on that Treasury Interest Determination Date, then the Calculation Agent will determine the Treasury Rate to be the Bond Equivalent Yield of the rate on that Treasury Interest Determination Date of Treasury bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market" or, if not yet published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Treasury Interest Determination Date of the applicable Treasury bills as published in the H.15 Daily Update under the caption "U.S. Government Securities/Treasury Bills/Secondary Market." If that rate is not yet published in H.15(519) or the H.15 Daily Update, then the Treasury Rate will be calculated by the Calculation Agent and will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on that Treasury Interest Determination Date, of three primary United States government securities dealers, which may include the agents or their affiliates, selected by the Calculation Agent, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof.

         o If the dealers selected by the Calculation Agent are not quoting as described in the previous bullet point, the Treasury Rate in effect immediately before that Treasury Interest Determination Date will not change and will remain the Treasury Rate in effect on such Treasury Interest Determination Date.

"Bond Equivalent Yield" means a yield (expressed as a percentage) calculated as follows:


               Bond Equivalent Yield  =            D x N
                                             -------------------   x 100
                                                 360 - (D x M)


where "D" refers to the applicable annual rate for the Treasury notes quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

Events of Default

         If an Event of Default, as defined in the Indenture, with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Modification and Waivers; Obligation of the Company Absolute

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, acting together as a class. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of all series at the time Outstanding affected by certain provisions of the Indenture, acting together as a class, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with those provisions of the Indenture. Certain past defaults under the Indenture and their consequences may be waived under the Indenture by the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed, except that in the event the Company deposits money or Eligible Instruments as provided in Section 401 or 403 of the Indenture, such payments shall be made only from proceeds of such money or Eligible Instruments.

Defeasance and Covenant Defeasance

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants and certain Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

Redemption

         If so provided on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed multiplied by a percentage (the "Redemption Percentage"), together with accrued interest, if any, to the Redemption Date. The Redemption Percentage shall initially be equal to the Initial Redemption Percentage specified on the face hereof and shall decline at each anniversary of the Initial Redemption Date by the amount of the Annual Redemption Percentage Reduction specified on the face hereof, until the Redemption Percentage is equal to 100%. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 days prior to the applicable Redemption Date to each Holder of the Securities of this series to be redeemed. In the event of redemption of this Security in part only, the Company shall issue a new Security or Securities for the unredeemed portion hereof in the name of the Holder hereof upon the cancellation hereof. If less than all of the Securities of this series with like tenor and terms are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

Sinking Fund

         Unless otherwise specified on the face hereof, this Security shall not be entitled to any sinking fund.

Repayment

         If so provided on the face hereof, this Security will be repayable prior to the Stated Maturity Date at the option of the Holder, in whole or in part and in increments of $1,000 (provided that any remaining principal amount of this Security surrendered for partial repayment shall not be less than the minimum authorized denomination hereof), on or after the date designated as an Optional Repayment Date on the face hereof at 100% of the principal amount to be repaid, plus accrued interest, if any, to the Repayment Date. In order for this Security to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, at least 30 but not more than 45 days prior to an Optional Repayment Date, either
(i) this Security, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of this Security, (b) the principal amount of this Security and the amount of this Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Security, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Security and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries to are to be made is Bank One Trust Company, N.A., 153 West 51st Street, Fifth Floor, New York, New York 10019, Attention: Michael Pinzon (or, at such other place as the Company shall notify the Holders of the Securities of this series). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Company, whose determination will be final and binding. Upon any partial repayment, this Security shall be cancelled and a new

Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Authorized Denominations

         Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000.

Registration of Transfer

         Upon due presentment for registration of transfer of this Security at the corporate trust office of the Trustee in the City of New York or at the corporate trust office of the Paying Agent in the City of New York a new Security or Securities of this series in authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, as provided in the Indenture and subject to the limitations provided therein and to the limitations described below, without charge except for any tax or other governmental charge imposed in connection therewith.

         If this Security is a Global Security (as specified above), this Security is exchangeable for definitive Securities in registered form only if
(x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company does not appoint a successor Depositary within 90 days after receiving such notice or after becoming aware that the Depositary has ceased to be so registered as a clearing agency, (y) the Company in its sole discretion determines that this Security shall be exchangeable for definitive Securities in registered form and notifies the Trustee thereof or (z) an Event of Default with respect to the Securities represented hereby has occurred and is continuing. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Securities in registered form, bearing interest at the same rate, having the same date of issuance, redemption provisions, date of Maturity and other terms and of authorized denominations aggregating a like amount.

         If this Security is a Global Security (as specified above), this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners of beneficial interests in this Global Security will not be entitled to receive physical delivery of Securities in definitive form and will not be considered the Holders hereof for any purpose under the Indenture.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No Personal Recourse

         No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

Defined Terms

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Governing Law

         This Security shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of laws.

                              --------------------


                            OPTION TO ELECT REPAYMENT

               TO BE COMPLETED ONLY IF THIS SECURITY IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                          ELECTS TO EXERCISE SUCH RIGHT

                              --------------------


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or the portion thereof specified below), pursuant to its terms, on the Optional Repayment Date first occurring after the date of receipt by the Company of the within Security as specified below (the "Repayment Date"), at a Repayment Price equal to 100% of the principal amount thereof, together with interest to the Repayment Date, to the undersigned, _____________________________, at ______________________________________ (please print or typewrite name and address of the undersigned).

         For this option to elect repayment to be effective, the Company must receive, at the applicable address of the Paying Agent set forth in the within Security or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, at least 30 but not more than 45 days prior to an Optional Repayment Date, either (i) this Security, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of the Security, (b) the principal amount of the Security and the amount of the Security to be repaid,
(c) a statement that the option to elect repayment is being irrevocably exercised thereby, and (d) a guarantee stating that the Security to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Security duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Security and form duly completed are received by the Company by such fifth Business Day).

         If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be an integral multiple of U.S.$1,000) which the Holder elects to have repaid: U.S.$__________.

         If less than the entire principal amount of the within Security is to be repaid, specify the denomination or denominations (which shall be U.S.$1,000 or an integral multiple thereof) of the Security or Securities to be issued to the Holder for the portion of the within Securities not being repaid (in the absence of any specification, one such Security will be issued for the portion not being repaid): U.S.$______________.



Date:  _________________               _________________________________________
                                       Notice: The signature to this Option to
                                       Elect Repayment must correspond with the name as written upon page 2 of the within Security in every particular without alteration or enlargement or any change whatsoever.

                                  ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        --  as tenants in common

TEN ENT        --  as tenants by the entireties

JT TEN         --  as joint tenants with right
                   of survivorship and not
                   as tenants in common

UNIF GIFT MIN ACT  --  _____________________ Custodian _________________________
                                      (Cust)                           (Minor)

Under Uniform Gifts to Minors Act

-----------------------------
          (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

-----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) the within Security of AMERICAN EXPRESS CREDIT CORPORATION and all rights thereunder and does hereby irrevocably constitute and appoint __________________ attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated:
        -------------------------


                                       -----------------------------------------

                  Signature Guaranteed:
                                       -----------------------------------------



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

                            STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as....................'r'